UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: Date of Earliest Event Reported:	February 15, 2001 February 8, 2001
BOISE CASCADE CORPORATION (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	1-5057 (Commission File Number)	82-0100960 (I.R.S. Employer Identification No.)
1111 West Jefferson Street P.O. Box 50 Boise, Idaho (Address of principal executive offices)	83728-0001 (Zip Code)
208/384-6161 (Registrant's telephone number, including area code)
Item 5.	Other Events

Boise Cascade's Executive Compensation Committee adopted the Key Executive Performance Unit Plan at its meeting on February 8, 2001. A copy of the plan is filed as Exhibit 99.

Item 7.	Financial Statements and Exhibits
(c)	Exhibits.
Exhibit 99	Boise Cascade Corporation Key Executive Performance Unit Plan, Adopted February 8, 2001

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BOISE CASCADE CORPORATION By Karen E. Gowland
Karen E. Gowland Vice President and Corporate Secretary

Date: February 15, 2001

EXHIBIT INDEX

Number 99	Description Boise Cascade Corporation Key Executive Performance Unit Plan, Adopted February 8, 2001	Page Number